                                                             Exhibit 10.50(a-3)


                         Supplemental Agreement No. 2
                                      to
                  Syndicated Loan Agreement of March 11, 1997



                                    between


1. AMD Saxony Manufacturing GmbH, Dresden, registered with the Commercial Register at the Dresden Local Court under HRB 13186

                                         - hereinafter "AMD Saxonia" -
2.  Dresdner Bank AG

3. the banks and financial institutions referred to on the signature page of this Supplemental Agreement

                                         - hereinafter also referred to,
                                           together with Dresdner Bank AG, as
                                           the "Banks", or each a "Bank" -
and

4.  Dresdner Bank Luxembourg S.A.

                                         - hereinafter "Agent" -



                                    PREAMBLE

1. On March 11, 1997, AMD Saxonia, Dresdner Bank AG, the other Banks and the Agent (the latter at such time in its capacity as "Paying Agent" only) have entered into a Syndicated Loan Agreement (hereinafter "Loan Agreement") in a total loan amount of DM 1,650,000,000.--for the partial financing of the Project Costs defined in more detail in the Loan Agreement. The Agent has been appointed as such on June 1, 1997.

2. Due to significant technological changes and consequential increased financing needs, the financing obligations of AMD Holding and AMD Inc. agreed in connection with the Loan Agreement and certain other provisions of the Loan Agreement and related documents have been amended on February 6, 1998 within the framework of Supplemental Agreements to the Loan Agreement and the Operative Documents referred to therein.
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3.  In the Supplemental Agreement of February 6, 1998, AMD Inc. and AMD Holding
    undertook, due to restrictions agreed in the AMD Inc. Senior Secured Note Indenture (as defined in the Sponsors' Support Agreement), to provide AMD Saxonia by June 30, 1999 with the funds to be made available under the Class C Sponsors' Loans (as defined in the Sponsors' Support Agreement) from funds received by AMD Inc. on the basis of a stock offering in an amount of at least USD 200 million. Recent amendments to the AMD Inc. Senior Secured Note Indenture will permit AMD Inc. to fund the Class C Sponsors' Loans without undertaking a stock offering as described in the previous sentence. The Banks are prepared to waive the requirement of funding the Class C Sponsors' Loans from funds received from the proceeds of a stock offering of AMD Inc., and to amend the relevant provisions of the Sponsors' Support Agreement and the Sponsors' Loan Agreement accordingly.

4. The Banks have further agreed with AMD Inc., AMD Holding and AMD Saxonia that a new Management Plan and a new Project Budget shall be agreed.

It is hereby agreed as follows:

                                      (S)1
                                  Definitions

Terms and expressions defined in the Loan Agreement (as amended by the Supplemental Agreement dated February 6, 1998) shall have the same meaning when used in this Supplemental Agreement No. 2.

                                      (S)2
                        Amendments to the Loan Agreement

2.1 The amendments referred to in Sec. 3 of the Preamble shall be agreed in a Second Amendment to Sponsors' Support Agreement and a Second Amendment to Sponsors' Loan Agreement of event date herewith in the forms attached hereto as Annexes 3 and 4. References to the Sponsors' Support Agreement and the Sponsors' Loan Agreement shall in the future be construed so as to refer to these Operative Documents in the form as so amended.

2.2 The current Management Plan (in the form of Schedule 4 of the Supplemental Agreement to the Loan Agreement of February 6, 1998) shall be replaced by the document attached hereto as Annex 1.
                                     -------

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2.3  The current Project Budget (in the form of Schedule 3 of the Supplemental
     Agreement to the Loan Agreement of February 6, 1998) shall be replaced by the document attached hereto as Annex 2.
                                     -------
In all other respects, the provisions of the Loan Agreement shall continue in full force and effect.

                                      (S)3
                              Condition Precedent

This Supplemental Agreement No. 2 shall come into effect upon execution of the agreements referred to in Sec. 2.1 hereof in legally binding form.

                                      (S)4
                            Miscellaneous Provisions

4.1 This Supplemental Agreement No. 2 forms part of the Loan Agreement. All references in the Loan Agreement and in the Operative Documents, and all statements relating thereto, shall apply in the same manner to this Supplemental Agreement No. 2.

4.2 This Supplemental Agreement No. 2 and all documents referred to herein shall be deemed to be Operative Documents within the meaning of the Loan Agreement.

Frankfurt am Main, this ___ day of May 1999

AMD SAXONY MANUFACTURING GMBH


/s/ Francis P. Barton
----------------------

/s/ Jack L. Saltich
----------------------

DRESDNER  BANK AG
--------
(as Security Agent and lending Bank)


/s/ Horst Oechsler
----------------------

/s/ Marcus Nelgen
----------------------

DRESDNER BANK LUXEMBOURG S.A.
(as Agent, Paying Agent, and for the other Banks)

/s/ J. Sohlin
----------------------

[an authorized signatory]
--------------------------

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Annex 1  Management Plan
-------

Annex 2  Project Budget
-------

Annex 3  Second Amendment to
-------
         Sponsors' Support Agreement


Annex 4  Second Amendment to
-------
         Sponsors' Loan Agreement

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